UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange
Warrants to purchase one share of Common Stock	DNMR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 18, 2021, Danimer Scientific, Inc. (“Danimer”) furnished a Current Report on Form 8-K (“Original Form 8-K”) with the U.S. Securities and Exchange Commission to report that, on May 17, 2021, Danimer issued a press release announcing financial results for the quarter ended March 31, 2021. In addition to issuing a press release, Danimer held a conference call on the same day to discuss its financial results. This Amendment No. 1 to the Original Form 8-K is furnished to include a transcript of such conference call and the supplemental slides referenced during the conference call.

Item 2.02 Results of Operations and Financial Condition.

On May 17, 2021, Danimer issued a press release announcing its financial results for the quarter ended March 31, 2021. Also, on May 17, 2021, Danimer held a conference call to discuss its financial results. A transcript of the conference call is attached hereto as Exhibit 99.1, and the supplemental slides referenced during the conference call are attached hereto as Exhibit 99.2, and each are incorporated herein by reference.

The information in this Item 2.02 of this Amendment No. 1 to the Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Danimer, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

d)  Exhibits.

Exhibit No.	Description

99.1	Transcript of Conference Call held on May 17, 2021 (furnished only)
99.2.	Slide Presentation for Conference Call held on May 17, 2021 (furnished only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	May 18, 2021	By:	/s/ John A. Dowdy, III
John A. Dowdy, III Chief Financial Officer